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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                           June 4, 2001 (June 2, 2001)
                           ---------------------------

                            LIFEPOINT HOSPITALS, INC.
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                     0-29818                     52-2165845
     ------------                ---------------            ------------------
    (State or Other             (Commission File             (I.R.S. Employer
    Jurisdiction of                 Number)                   Identification
    Incorporation)                                                 Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                           ---------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (615) 372-8500
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                           None required

         (b)      Pro forma financial information.

                           None required

         (c)      Exhibits.

                  99       Copy of press release issued by the Company on June
                           3, 2001.


ITEM 9.  REGULATION FD DISCLOSURES

         On June 3, 2001, the Company issued a press release regarding the death of James M. Fleetwood, Jr., its Chairman and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99 and incorporated by reference.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LIFEPOINT HOSPITALS, INC.



                                    By: /s/ William F. Carpenter III
                                        ----------------------------------------
                                        William F. Carpenter III
                                        Senior Vice President and
                                        General Counsel



Date:  June 4, 2001








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                                  EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION OF EXHIBITS
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
  99               Copy of press release issued by the Company on June 3, 2001.



















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